UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2017
Date of Report (Date of earliest event reported)

HCP, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200
Irvine, CA 92614
(Address of principal executive offices) (Zip Code)

(949) 407-0700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On August 1, 2017, HCP, Inc., a Maryland corporation (“HCP”), issued a press release setting forth its financial results for the quarter ended June 30, 2017.  The press release refers to supplemental reports that are also available on the Investor Relations Section of HCP’s website, free of charge, at www.hcpi.com.

The press release and supplemental reports are furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are specifically incorporated by reference herein.

The information set forth in this Item 2.02 of this Current Report on Form 8-K and the related information in Exhibits 99.1, 99.2 and 99.3 attached hereto are being furnished herewith, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with, the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being furnished herewith:

No.	Description

99.1	Press Release dated August 1, 2017.

99.2	June 30, 2017 Supplemental Report.

99.3	June 30, 2017 Discussion and Reconciliation of Non-GAAP Financial Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2017
HCP, Inc.
(Registrant)

	By:	/s/ Peter A. Scott
Peter A. Scott
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated August 1, 2017.

99.2	June 30, 2017 Supplemental Report.

99.3	June 30, 2017 Discussion and Reconciliation of Non-GAAP Financial Measures.

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